                                                                    EXHIBIT 10.6

                              AMENDMENT AGREEMENT

     THIS AMENDMENT AGREEMENT (this "Agreement") is made as of January 13, 1999, by and among TELEVAR ACQUISITION CORP., a Washington corporation
("Acquisition"), BOSS INTERNET GROUP, INC., a Washington corporation ("Boss"), [TELEVAR, INC.], a Washington corporation ("Televar") and ORCA TECHNOLOGIES, INC., a Utah corporation ("Orca").

     WHEREAS, Televar, Orca Acquisition and Tel-Sub Corp., a wholly-owned subsidiary of Acquisition which has been merged with and into Acquisition ("Acquisition Sub"), are parties to that certain Asset Purchase Agreement, dated as of September 28, 1998 (the "Purchase Agreement"), pursuant to which Acquisition, through Acquisition Sub, acquired substantially all of the assets, and assumed certain designated liabilities, of Televar; and

     WHEREAS, in connection with the Purchase Agreement, Acquisition Sub and Boss executed an Assumption of Liabilities (the "Assumption Agreement"), pursuant to which Acquisition Sub assumed those liabilities of Televar designated as "Assumed Liabilities" therein, and Boss guaranteed payment of all such liabilities; and

     WHEREAS, certain liabilities of Televar were not included in the designated liabilities assumed by Acquisition Sub pursuant to the Purchase Agreement and the Assumption Agreement and, therefore, remain liabilities of Televar and Orca (the "Excluded Liabilities"); and

     WHEREAS, the Excluded Liabilities include, among others, (a) all liabilities and obligations relating to that certain lawsuit between Televar and Advanced Data Systems, Inc., Christopher Schmidt and Heidi Shaw (collectively, "ADS"), filed in Chelan County Superior Court, and certain agreements entered into between ADS and Televar (the "ADS Dispute"), and (b) all liabilities and obligations relating to an action filed by Televar against Corkrum Computers, Inc. ("Corkrum") and certain agreements entered into between Televar or Orca and Corkrum (the "Corkrum Dispute"); and

     WHEREAS, Acquisition has paid, on Televar's behalf, certain amounts owed by Televar to Corkrum; and

     WHEREAS, the parties to the ADS Dispute and Acquisition propose to enter into a settlement agreement in that dispute, and in aid of effecting this settlement, Acquisition has agreed to pay, on Televar's behalf, certain amounts payable to ADS in connection therewith; and

     WHEREAS, in consideration of Acquisition paying certain amounts owed to Corkrum and as a condition to Acquisition paying certain amounts payable in connection with the settlement of the ADS Dispute, the parties have agreed to amend the Purchase Agreement and the Assumption Agreement in the manner set forth below.

     NOW THEREFORE, in consideration of the covenants in this Agreement, the parties agree as follows:

     1.  Assumption Agreement Amendment.  Schedule A to the Assumption Agreement
         ------------------------------
is hereby amended and restated in its entirety to read as the Amended Schedule A attached hereto. In connection therewith, the Purchase Agreement is also amended by replacing the Assumption Agreement attached as Exhibit B thereto with the Assumption Agreement as so amended hereby.

     2.  Settlement of ADS Litigation.  On the terms and subject to the
         ----------------------------
conditions set forth below and elsewhere in this Agreement, Acquisition agrees to pay to ADS, on behalf of Televar, an aggregate amount of $28,000 (the "ADS Settlement Amount"), pursuant to that certain Confidential Settlement Agreement, dated January 19, 1999, by and among ADS, Orca, Televar, and Acquisition (the "ADS Settlement Agreement"), and to enter into the ADS Settlement Agreement; provided that Acquisition's only participation in the ADS Settlement Agreement is to consent to termination of that certain Exclusive Sales Agency Agreement between Televar and ADS which was assigned to Acquisition pursuant to the Purchase Agreement. The agreement of Acquisition to pay the ADS Settlement Amount and to enter into the ADS Settlement Agreement is conditioned upon the following:

     (a) agreement by all parties as to the identity of the trade accounts payable to be removed from Schedule A to the Assumption Agreement and execution of this Agreement by Orca and Televar;

     (b) execution by Orca and Televar of the ADS Settlement Agreement and performance of all obligations to be performed by them thereunder; and

     (c) settlement by Televar and Orca of the Corkrum Dispute in a manner reasonably satisfactory to Acquisition which shall include, without limitation,
(i) cancellation of, and release of Corkrum and all of its affiliates from, all obligations of Corkrum or any of its affiliates owed to Televar, Orca or any of their affiliates, (ii) return of all promissory notes or other evidences of indebtedness issued to Televar, Orca or any of their affiliates by Corkrum or any of its affiliates, marked "canceled" and (iii) release of any security interest granted by Corkrum or any of its affiliates in connection with any such canceled or released obligations.

    2.   Miscellaneous
         -------------


         (a)  Assignment: Benefit.  No party may voluntarily or involuntarily
              -------------------
assign its interest under this Agreement without the prior written consent of the other parties. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

         (b)  Amendment;  Waiver.  The provisions of this Agreement, or of any
              ------------------
agreement or document executed in connection with this Agreement, may be amended or waived only in writing by the party against which enforcement of such amendment or waiver is sought.

         (c)  Severability.  If any portion of this Agreement is held to be
              ------------
invalid by a court of competent jurisdiction, the remaining terms of this Agreement shall remain in full force and effect to the extent possible.

         (d)  Governing Law.  The construction and performance of this Agreement
              -------------
will be governed by the laws of the State of Washington (except for the choice of law provisions thereof). Any litigation or arbitration proceeding between the parties concerning this Agreement or the duties, obligations or actions of any party hereunder shall be filed in the State of Washington.

         (e)  Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

         (f)  Continuance of Purchase Agreement and Assumption Agreement.
              ----------------------------------------------------------
Except as otherwise expressly modified herein, the terms of the Purchase Agreement and the Assumption Agreement (i) are not amended, modified or altered in any way and (ii) shall remain in full force and effect.

         (g)  Defined Terms.  Capitalized terms used herein and not otherwise
              -------------
defined shall have the meanings ascribed to them in the Purchase Agreement.

Executed on the date first written above.

                                      TELEVAR ACQUISITION CORP.,
                                      a Washington corporation


                                      By:________________________

                                      Its:_______________________


                                      BOSS INTERNET GROUP, INC.,
                                      a Washington corporation


                                      By:________________________

                                      Its:_______________________


                                      TELEVAR, INC.,
                                      a Washington corporation


                                      By:________________________

                                      Its:_______________________


                                      ORCA TECHNOLOGIES, INC.,
                                      a Utah corporation


                                      By:________________________

                                      Its:_______________________

                              AMENDED SCHEDULE A
                              ------------------

                              ASSUMED LIABILITIES
                              -------------------

1) Up to $514,000 of those Trade Accounts Payable on the list previously provided by Televar as of September 28, 1998 (other than the payables to Stoel Rives (which is approximately in the amount of $10,706), Expansion Systems (which is approximately in the amount of $4,012) and Cisco (which is approximately in the amount of $14,834))

2)   Accrued line charges, not to exceed $145,000.

3)   Accrued commissions payable, not to exceed $28,000.

4)   Accrued vacation payable, not to exceed $10,500.

5) Accrued interest payable (excluding any amounts due to Orca) not to exceed $25,000.

6)   Note payable to GMAC.

7)   Lease payable to Comdisco in the amount of $337,384.

8)   Lease payable to Sanwa Leasing in the amount of $9,537.

9)   Lease payable to Summit Leasing in the amount of $44,547.

10)  Lease payable to Financial Pacific in the amount of $16,278.

11) Lease payable to Colonial Pacific Leasing, Cascade Leasing, in the amount of $42,728.

12) Pro rata share of rent in Bothell place on a month-to-month basis from and after the Closing Date.

13)  Wenatchee office lease from and after the Closing Date.

14)  Leases/rents @ P.O.P. sites from and after the Closing Date.